Highland Funds II	Summary Prospectus April 9, 2013

Highland Global Allocation Fund

(Formerly “Pyxis Core America Equity Fund”)

Class A  HCOAX    Class B  HCOBX    Class C  HCOCX    Class R  HCORX    Class Y  HCOYX

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at www.highlandfunds.com/Funds---Performance. You can also get this information at no cost by calling 1-877-665-1287 or by sending an e-mail request to info@highlandfunds.com. The Fund’s Statutory Prospectus and Statement of Additional Information, both dated April 9, 2013, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

Long-term growth of capital and future income. (Future income means the ability to pay dividends in the future.)

Fees and Expenses of the Fund

The following table describes the fees that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Highland Funds II alternative funds, equity funds and/or asset allocation funds or at least $100,000 in Highland Funds II fixed income funds. More information about these and other discounts is available from your financial professional and in “Reduced Sales Charges for Class A Shares” section on page 23 of the Fund’s Prospectus and “Programs for Reducing or Eliminating Sales Charges” section on page 45 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed On Purchases (as a % of purchase price)	5.75%	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as % of offering price)	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the net asset value at the time of purchase or redemption, whichever is lower)	None	4.00%	1.00%[1]	None	None
Exchange Fee (as % of amount exchanged within two months or less after date of purchase)	None	None	None	None	None
Redemption Fee (as % of amount redeemed within two months or less after date of purchase)	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R	Class Y
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses	0.61%	0.61%	0.61%	0.61%	0.61%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.27%	2.02%	2.02%	1.52%	1.02%
1	Class C shares are subject to a 1% contingent deferred sales charge (“CDSC”) for redemption of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan.

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$697	$955	$1,232	$2,021
Class B: if you did not sell your shares	$205	$634	$1,088	$1,978
if you sold all your shares at the end of the period	$605	$834	$1,088	$1,978
Class C: if you did not sell your shares	$205	$634	$1,088	$2,348
if you sold all your shares at the end of the period	$305	$634	$1,088	$2,348
Class R	$155	$480	$829	$1,813
Class Y	$104	$325	$563	$1,248

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objectives by investing in a portfolio of U.S. and foreign equity, debt and money market securities. Under normal market conditions, the Fund intends to invest at least 50% of its net assets in equity securities and at least 40% of its net assets in securities of non-U.S. issuers. While the Fund’s investments in securities of non-U.S. issuers may from time to time represent less than 40% of its net assets, the Fund intends to invest approximately 30% or more of its net assets in securities of non-U.S. issuers at all times. For purposes of determining whether securities held by the Fund are securities of a non-U.S. issuer, a company is considered to be a non-U.S. issuer if the company’s securities principally trade on a market outside of the United States, the company derives a majority of its revenues or profits outside of the United States, the company is not organized in the United States, or the company is significantly exposed to the economic fortunes and risks of regions outside the United States.

Equity securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock, rights and warrants or securities or other instruments whose price is linked to the value of common stock. Although the equity securities in which the Fund invests may be of any capitalization, may be denominated in any currency and may be located in emerging markets without limit, the Fund will primarily invest in equity securities of large capitalization companies (meaning a market capitalization of $2 billion or more) that are located in developed markets.

The Fund may also invest in debt securities of any kind, including debt securities of varying maturities, debt securities paying a fixed or fluctuating rate of interest, inflation-indexed bonds, structured notes, loan assignments, loan participations, debt securities convertible into equity securities, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, by foreign governments or international agencies or supranational entities or by domestic or foreign private issuers.

With respect to the Fund’s equity investments, the Fund invests primarily in companies that the portfolio manager believes have solid growth prospects or attractive valuations. The portfolio manager’s growth management style focuses on companies that are expected to grow faster than their relevant peers/markets and whose security prices do not fully reflect their potential for growth. The portfolio manager’s value management style employs a relative value approach to identify companies across all economic sectors and geographic regions that are undervalued relative to the market, their peers, their historical valuation or their growth rate. This combination of investment styles results in an approach that is broadly diversified across economic sectors and countries.

When choosing investment markets, Fund management considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates. In addition to investing in securities of non-U.S. issuers, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. The Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund’s investment strategy. The Fund may also invest in non-U.S. currencies for hedging and speculative purposes. The Fund may underweight or overweight a currency based on the Fund management team’s outlook.

The Fund may invest in debt securities of any credit quality, including below investment grade securities (also known as “high yield securities” or “junk securities”). Such securities are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but deemed by the Adviser to be of comparable quality. The Fund may invest without limitation in below investment grade or unrated securities, including in insolvent borrowers or borrowers in default.

In addition, the Fund may invest in pooled investment vehicles, including exchange-traded funds (“ETFs”). The Fund’s portfolio may include pooled investment vehicles that provide exposure to foreign equity securities and that invest in both developed and emerging markets, including ETFs that seek to track the performance of securities of a single country. The Fund may also use derivatives, primarily swaps, options and futures contracts, as substitutes for securities in which the Fund can invest. The Fund may also use derivatives, such as options and foreign currency transactions, to an unlimited extent to hedge various investments for risk management and speculative purposes.

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets, including through investment in certain commodity-linked instruments and pooled investment vehicles, such as exchange-traded notes and ETFs that generate returns tied to a particular commodity or commodity market index; these investments are generally designed to provide the Fund with commodity market exposure without direct investment in physical commodities.

The Fund’s portfolio manager may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

Principal Risks

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its investment objectives, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously.

Equity Securities Risk is the risk that stock prices will fall over short or long periods of time. In addition, common stocks

Highland Funds II Summary Prospectus

April 9, 2013

represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Debt Securities Risk is the risk that the issuer of a debt security may fail to pay interest or principal when due, and that changes in market interest rates may reduce the value of debt securities or reduce the Fund’s returns. The Fund may invest in debt securities, including below investment grade securities, investment grade securities and other debt obligations. The Fund’s investments in high yield debt securities generally subjects the Fund to greater risk than investments in securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

Foreign Financial Institutions Risk is the risk associated with obligations of foreign banks, such as the possibility that their liquidity could be impaired, that their obligations may be less marketable than comparable obligations of United States banks, that foreign deposits may be seized or nationalized, and that foreign governmental restrictions may be adopted which might adversely affect the payment of principal and interest on those obligations. These risks are in addition to other risks of foreign investments as described under “Foreign Investment Risk” below. Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

Foreign Investment Risk is the risk that investing in securities of foreign (non-U.S.) issuers may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, currency blockages and political changes or diplomatic developments. The costs of investing in many foreign markets are higher than the U.S. and investments may be less liquid. These risks may be heightened for emerging markets securities. Recently, additional risks have arisen related to the high levels of debt of various European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. These problems, and related political and monetary efforts to address these problems, may increase the potential for market declines in one or more member states that can spread to global markets. These increased risks may persist and may result in greater volatility in the securities markets and the potential for impaired liquidity and valuation.

There may be less information publicly available about foreign issuers than about most publicly-traded U.S. companies, and foreign issuers are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. In addition, the Fund may be subject to non-U.S. taxes, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. securities, (ii) transactions in those securities and (iii) the repatriation of proceeds generated from the sale of those securities.

Commodity Risk is the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodities prices can be extremely volatile and exposure to commodities can cause the price of the Fund’s shares to decline and fluctuate more than the price of shares of a fund with a broader range of investments. Certain of the Fund’s commodities-linked investments may be limited by tax considerations, including the Fund’s intention to qualify annually as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). See “Taxation” below.

Tax Status Risk is the risk that the Fund’s ability to invest in certain commodity-related instruments, including in certain commodity-linked ETFs and ETNs, is or may be limited by the Fund’s intention to qualify as a RIC under the Code, and, if the Fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the Fund could fail to qualify as a RIC under one or more of the qualification tests applicable to RICs under the Code. If the Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. See “Taxation” below.

Government Securities Risk is the risk associated with U.S. Government obligations. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Sovereign Debt Risk is the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. For example, this may occur due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to an economy or failure to institute required economic reforms.

Value Investing Risk is the risk of investing in undervalued stocks that may not realize their perceived value for extended periods of time or may never realize their perceived value. Value stocks may respond differently to market and other developments than other types of stocks. Value-oriented funds will typically underperform when growth investing is in favor.

Growth Investing Risk is the risk of investing in growth stocks that may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth-oriented funds will typically underperform when value investing is in favor.

Currency Risk is the risk that the dollar value of foreign investments will change in response to changes in currency exchange rates. If a foreign currency weakens against the U.S. dollar, the U.S. dollar value of an investment denominated in that currency would also decline.

Emerging Markets Risk is the risk of investing in securities of companies located in emerging market countries, which primarily includes increased foreign investment risk. In addition, there are greater risks involved in investing in emerging markets, the economies of which tend to be more volatile than the economies of developed markets.

Credit Risk is the risk that the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or repurchase agreement, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Illiquid and Restricted Securities Risk is the risk that the Adviser may not be able to sell illiquid or restricted securities at the price it would like or may have to sell them at a loss. Securities of non-U.S. issuers, and emerging markets securities in particular, are subject to illiquidity risk.

Exchange-Traded Funds Risk is the risk that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument will not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, and (3) derivatives not traded on an exchange may be subject to credit risk, as well as liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. For example, the methodology the Fund uses to establish the fair value of a derivative may result in a value materially different from the value obtained using an alternative methodology.

Mid-Cap Company Risk is the risk of investing either directly or indirectly through investments in underlying funds in securities of mid-cap companies that could entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.

Small-Cap Company Risk is the risk that investing in the securities of small-cap companies either directly or indirectly through investments in underlying funds may pose greater market and liquidity risks than larger, more established companies, because of limited product lines and/or operating history, limited financial resources, limited trading markets, and the potential lack of management depth. In addition, the securities of such companies are typically more volatile than securities of larger capitalization companies.

Hedging Risk is the risk that, although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

It is possible to lose money on an investment in the Fund, and this risk of loss may be heightened if you hold shares of the Fund for a shorter period. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Performance

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares for each full calendar year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. The Fund’s performance reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Both the chart and the table assume the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns of Class B, Class C, Class R and Class Y Shares would have substantially similar returns as Class A because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different expenses. Updated performance information is available by visiting www.highlandfunds.com/Funds-Performance or by calling 1-877-665-1287.

Calendar Year Total Returns

The bar chart shows the performance of the Fund’s Class A shares as of December 31.

The highest calendar quarter total return for Class A Shares of the Fund was 16.72% for the quarter ended June 30, 2009 and the lowest calendar quarter total return was -21.47% for the quarter ended December 31, 2008. The Fund’s year-to-date total return for Class A Shares through December 31, 2012 was 13.21%.

Highland Funds II Summary Prospectus

April 9, 2013

Average Annual Total Returns

(For the periods ended December 31, 2012)

	1 Year	5 Years	10 Years	Since Inception
Class A (inception 9/8/93)
Return Before Taxes	6.72%	-0.42%	5.83%	7.56%
Return After Taxes on Distributions	6.23%	-0.68%	5.05%	6.16%
Return After Taxes on Distributions and Redemptions	5.01%	-0.40%	5.02%	6.11%
Return Before Taxes
Class B (inception 9/8/93)	8.32%	0.02%	5.81%	7.59%
Class C (inception 9/30/99)	11.28%	0.02%	5.66%	2.26%
Class R (inception 1/29/08)	13.17%	N/A	N/A	2.21%
Class Y (inception 1/5/98)	13.51%	1.02%	6.81%	5.25%
S&P 500® Index (reflects no deduction for fees, expenses or taxes) (inception 8/31/93)	15.99%	1.66%	7.10%	8.06%
FTSE World Index (reflects no deduction for fees, expenses or taxes) (inception 12/31/93)	17.14%	-0.50%	8.89%	7.00%

After-tax returns in the table above are shown for Class A Shares only and after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases, average annual return after taxes on distributions and redemptions is higher than the average annual return before taxes and the average annual return after taxes on distributions because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculations assume that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.

Portfolio Management

Highland Capital Management Fund Advisors, L.P. serves as the investment adviser to the Fund. The primary individual portfolio manager for the Fund is:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Adviser
James Dondero	April 2013	Portfolio Manager

Purchase and Sale of Fund Shares

Purchase minimum (for Class A and Class C Shares) (reduced for certain accounts)
	By mail	By wire	Automatic
Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25
There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors. Class B Shares are closed to new investments.

Purchase minimum (for Class R and Class Y shares) (eligible investors only)
	Class R	Class Y
Initial Investment	None	$1 million*
Subsequent Investments	None	None

*   The $1 million minimum initial investment requirement only applies to eligible institutional investors purchasing shares for their own account directly from the Fund.

Class R and Class Y shares are available to investors who invest through programs or platforms maintained by an authorized financial intermediary. There is no minimum investment for purchases of shares by such eligible investors.

Individual investors that invest directly with the Fund are not eligible to invest in Class R or Class Y shares.

You may purchase shares of the Fund by mail, bank wire, electronic funds transfer or by telephone after you have opened an account with the Fund. You may obtain an account application from your financial intermediary, from the Fund by calling 1-877-665-1287 or from the Fund’s website at www.highlandfunds.com/Tools/Forms.

In general, you may sell (redeem) all or part of your Fund shares on any business day through the following options:

•	Through your Financial Intermediary

•	By writing to Highland Funds II — Highland Global Allocation Fund, PO Box 8656, Boston, Massachusetts 02266-8656

•	By calling Boston Financial Data Services, Inc. at 1-877-665-1287

Financial intermediaries may independently charge fees for shareholder transactions or for advisory services. Please see their materials for details.

Tax Information

The Fund intends to make distributions that generally will be taxable to you as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Highland Funds II Summary Prospectus

April 9, 2013

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517989-HFII-HCO-4/9/13